UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2022

Goldman Sachs Middle Market Lending Corp. II

(Exact name of registrant as specified in its charter)

Delaware	000-56369	87-3643363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York		10282
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 655-4702

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01 – Regulation FD Disclosure.

On June 13, 2022, Goldman Sachs Middle Market Lending Corp. II (the “Company”) disclosed the below information:

Investment Committee

All investment decisions are made by the Investment Committee, which consists, as of the date of this Supplement, of the following voting members: Justin Betzen, Alex Chi, David Miller, James Reynolds, Kevin Sterling, David Yu and Greg Watts, along with members from Goldman Sachs’s Compliance, Legal, Tax and Controllers divisions.

Management

Departure of Principal Financial Officer, Chief Financial Officer and Treasurer; Appointment of Principal Financial Officer, Chief Financial Officer and Treasurer

On May 12, 2022, Carmine Rossetti notified the Company of his intention to resign from his position as principal financial officer, Chief Financial Officer and Treasurer of the Company to pursue a new professional opportunity. Mr. Rossetti will cease serving as the Company’s principal financial officer, Chief Financial Officer and Treasurer, effective on or about August 10, 2022. In addition, on May 12, 2022, Mr. Rossetti also notified each of GS BDC, PMMC and PMMC II of his intention to resign as the principal financial officer, Chief Financial Officer and Treasurer of GS BDC, PMMC and PMMC II, respectively, in each case effective on or about August 10, 2022. Mr. Rossetti’s resignation is not the result of any disagreement with the Company. To assist in an orderly transition, Mr. Rossetti will continue serving in his current role during the transition period.

On May 16, 2022, the Board of Directors appointed David Pessah, age 37, as Chief Financial Officer and Treasurer, effective on or about August 10, 2022. Mr. Pessah was also appointed as the Company’s principal financial officer, succeeding Mr. Rossetti, effective on or about August 10, 2022. Mr. Pessah will also continue to serve as the Company’s principal accounting officer. Mr. Pessah was also appointed as Chief Financial Officer, Treasurer and principal financial officer of GS BDC, PMMC and PMMC II, in each case effective on or about August 10, 2022.

Mr. Pessah is a Vice President in the Fund Controllers group within GSAM, our Investment Adviser. Mr. Pessah is responsible for oversight of fund accounting, financial reporting and internal control over financial reporting for the Company and other business development companies managed by our Investment Adviser. Prior to joining Goldman Sachs in September 2010, he worked in the audit practice at Ernst & Young LLP.

Mr. Pessah does not have any family relationships with any current director, executive officer, or person nominated to become a director or executive officer, of the Company, and there are no transactions or proposed transactions, to which the Company is a party, or intended to be a party, in which Mr. Pessah has, or will have, a material interest subject to Item 404(a) of Regulation S-K.

Departure of Executive Vice President and Head of Research of the Company

On May 20, 2022, David Yu resigned from his position as Executive Vice President and Head of Research of the Company, effective August 2022. In addition, on May 20, 2022, Mr. Yu resigned from his Executive Vice President and Head of Research positions at GS BDC, PMMC and PMMC II, in each case effective August 2022. Mr. Yu’s resignation is not the result of any disagreement with the Company.

Recent Investment Activity

From April 1, 2022 to June 7, 2022, the Company made new investment commitments of $74.9 million. The new investment commitments comprised first lien debt, made in seven new Portfolio Companies.

Set forth below is a brief description of the Company’s investment activity during the period from April 1, 2022 to June 7, 2022:

New Investment Commitments:

Fidelity Payment Services Inc. (“Fidelity”)

Fidelity is an integrated technology and payment processing provider, offering mid-sized merchants and software partners an end-to-end platform for omni-channel payment acceptance, reporting and business management tools. In April 2022, the Company provided a $0.7 million revolver, a $7.7 million first lien term loan and a $2.1 million first lien delayed draw term loan to Fidelity. The foregoing first lien loans bear interest at a rate of SOFR plus 6.00% (subject to a 0.75% SOFR floor) per year and mature in 2028.

MerchantWise Solutions, LLC (“HungerRush”)

HungerRush is a point-of-sale platform primarily serving pizza operators, and multi-site, quick service and fast casual restaurants. HungerRush provides an integrated suite of solutions across omni-channel ordering, delivery management, restaurant management and payments. In June 2022, the Company provided a $0.9 million revolver, a $6.9 million first lien term loan and a $1.7 million first lien delayed draw term loan to HungerRush. The foregoing first lien loans bear interest at a rate of SOFR plus 6.00% (subject to a 0.75% SOFR floor) per year and mature in 2028.

Iconic IMO Merger Sub, Inc. (“IMO”)

IMO provides healthcare software/IT services to hospitals, physicians and users across the medical lifecycle. In April 2022, the Company provided a $0.4 million revolver, a $3.6 million first lien term loan and a $0.9 million first lien delayed draw term loan to IMO. The foregoing first lien loans bear interest at a rate of SOFR plus 6.00% (subject to a 0.75% SOFR floor) per year. The revolver matures in 2028, and the first lien term loan and first lien delayed draw term loan mature in 2029.

iCIMS, Inc. (“iCIMS”)

iCIMS provides SaaS talent acquisition solutions to human resources departments primarily in the mid-market and enterprise segments. In May 2022, the Company provided a $1.8 million revolver and a $19.3 million first lien term loan to iCIMS. The foregoing first lien loans bear interest at a rate of SOFR plus 6.75% (subject to a 0.75% SOFR floor) per year with pay-in-kind option (up to 50%, pre-conversion only, at a 50bps premium) and mature in 2028.

Kaseya Inc. (“Kaseya”)

Kaseya provides a suite of IT management solutions to managed service providers who in turn provide outsourced IT services for small- and medium-sized businesses. In May 2022, the Company provided a $0.3 million revolver, a $5.8 million first lien term loan and a $0.3 million first lien delayed draw term loan to Kaseya. The foregoing first lien loans bear interest at a rate of SOFR plus 5.75% (subject to a 0.75% SOFR floor) per year. The revolver and first lien term loan mature in 2029 and the first lien delayed draw term loan matures in 2024.

PDDS Holdco, Inc. (“Planet DDS”)

Planet DDS provides cloud-native dental software, including practice management software, patient relationship management software and dental imaging software. In May 2022, the Company provided a $0.6 million revolver, an $8.4 million first lien term loan, a $1.0 million tranche A first lien delayed draw term loan and a $1.0 million tranche B first lien delayed draw term loan to Planet DDS. The foregoing first lien loans bear interest at a rate of SOFR plus 6.75% (subject to a 0.75% SOFR floor) per year and mature in 2028.

EDB Parent, LLC (“EDB”)

EDB is a leading provider of enterprise software and services based on PostgreSQL, a leading open source relational database and data management framework. In June 2022, the Company provided a $0.8 million revolver, a $9.4 million first lien term loan and a $2.5 first lien delayed draw term loan to EDB. The foregoing first lien loans bear interest at a rate of SOFR plus 6.00% (subject to a 0.75% SOFR floor) per year and mature in 2028.

* * *

The information disclosed under this Item 7.01 is being “furnished” and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goldman Sachs Middle Market Lending Corp. II (Registrant)

Date: June 13, 2022	By:	/s/ Alex Chi
Name: Alex Chi
Title: Co-Chief Executive Officer and Co-President

	By:	/s/ David Miller
Name: David Miller
Title: Co-Chief Executive Officer and Co-President